================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         OPTICAL SECURITY GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          --Enter Company Name Here--
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         OPTICAL SECURITY GROUP, INC.
                                535 16th Street
                                   Suite 920
                               Denver, CO  80202
                                 (303) 534-4500

                          NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD AUGUST 18, 1997

To the Shareholders:

  The annual meeting of the shareholders of Optical Security Group, Inc. (the "Company") will be held in the Bard Center for Entrepreneurship Development, Suite 300, 535 16th Street, Denver, Colorado 80202 on August 18, 1997, at 9:00 A.M., for the following purposes:

  (1)     To elect the Company's board of directors for the ensuing year.

  (2) To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending March 31, 1997.

  (3) To transact such other business as may properly come before the meeting.

  The board of directors has fixed the close of business on July 7, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to assure adequate representation at the meeting, you are urged to sign and return the enclosed Proxy as soon as possible in the postage pre-paid envelope enclosed. Any share holder attending the meeting may vote in person, even if he or she has return a Proxy.

                                   OPTICAL SECURITY GROUP, INC.

July 18, 1997                      By: /s/ Catherine M. Gotwalt
                                       -------------------------------
                                       Catherine M. Gotwalt, Secretary


THE ANNUAL REPORT TO SHAREHOLDERS INCLUDING FINANCIAL STATEMENTS ARE BEING MAILED TO SHAREHOLDERS TOGETHER WITH THESE PROXY MATERIALS ON OR ABOUT JULY 18, 1996.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

TO SAVE THE COST OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD PROMPTLY.

                            OPTICAL SECURITY GROUP
                           535 16th Street, Suite 920
                               Denver, CO  80202
                                 (303) 534-4500

                                PROXY STATEMENT

     The enclosed proxy is solicited by the board of directors of Optical Security Group, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Monday, August 18, 1997, at 9:00 a.m., local time, or at any adjournments of such meeting for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held in the Bard Center for Entrepreneurship Development, Suite 300, 535 16th Street, Denver, Colorado 80202.

     If the proxy is executed and returned, it will be voted at the meeting in accordance with any accompanying instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying Notice of Annual Meeting of Share holders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth above or in person at the time of the meeting. Additionally, a shareholder may revoke a previous proxy by duly executing a proxy bearing a later date.

     The close of business on July 7, 1997, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement, the Proxy, Notice of Annual Meeting of Shareholders, and Annual Report, including financial statements for the fiscal year ended March 31, 1997, are being mailed to shareholders of record on or about July 18, 1997.

     Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the persons named in the proxies will vote the proxies in accordance with their best judgement pursuant to discretionary authority granted in the proxies.

     The Company's common stock and Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock ("Series B Shares") have voting rights. As of June 6, 1997, the Company had outstanding 4,973,952 shares of common stock and 1,793 Series B Shares. The holders of the common stock are entitled to a total of 4,973,952 votes--one vote for each share of common stock held by them. The holders of the Series B Shares are entitled to a total of 298,833 votes--one vote for each share of common stock issuable to the holders of the Series B Shares upon conversion of their

Series B Shares. (The common stock issuable upon conversion of the Series B Shares and the outstanding common stock is referred to herein jointly as the "Voting Stock.")

     The presence in person or by proxy of the holders of shares representing a majority of the Voting Stock will constitute a quorum. Provided a quorum is present, the five nominees receiving the highest number of votes cast by the holders of the Voting Stock voting as one class will be elected directors. The affirmative vote cast by the holders of a majority of the shares of the Voting Stock present in person or represented by proxy at the meeting, voting as one class, shall be required to ratify the appointment of the Company's auditors.

     The cost of preparing, printing and mailing the enclosed Proxy, accompanying Notice, Proxy Statement, Annual Report, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone, or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

                          PROPOSAL TO ELECT DIRECTORS

     Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify. Abstentions and shares held by a broker in "street name" ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast.

     All nominees have consented to serve if elected. In case any nominee shall be unable or shall fail to act as a director, the persons named as proxies shall have full discretion to vote for such other person or persons as may be nominated.

     The following table sets forth the name, age, and position with the Company for each nominee for director:

     Name                        Age  Position
     ----                        ---  --------

     Richard H. Bard             49  Chairman of the Board, and
                                     Chief Executive Officer

     Martin T. Hart              61  Director

     J. R. Holland, Jr.          53  Director

     Richard D. Lamm             61  Director

     Bruce I. Raben              43  Director

RICHARD H. BARD has been a director and chief executive officer of the Company since September 1993 and chairman of the board since April 1995. He served as president from April 1994 until July 1, 1997. Mr. Bard served as treasurer from September 1993 to December 1994. Mr. Bard is also the chief executive officer of Bard & Co., Inc., a diversified investment management company. Mr. Bard is also a director of Polymedica Industries, Inc. and VanStar Corporation, formerly known as Computerland Corporation.

MARTIN T. HART has been a director since December 1993. He serves as the chairman of the Compensation Committee and as a member of the Audit Committee and Nominating Committee. Mr. Hart is a Denver-based businessman and investor. He is also a director of Schuler Homes, Inc., PJ America, Inc. and PNB Financial Group, the holding company for Pacific National Bank, and a trustee of MassMutual Corporate Investors and MassMutual Participation Investors.

J. R. HOLLAND, JR. has been a director since July 1994 and serves as chairman of the Audit Committee. He is also a member of the Nominating Committee. Since 1991, he has been the manager, president and chief executive officer of Hunt Capital Group, L.L.C. and president and chief executive officer of Unity Hunt Resources, Inc., companies based in Dallas, Texas. He is a director of Heartland Wireless Communications, Inc., Wireless One, Inc., and TNP Enterprises, Inc.

RICHARD D. LAMM has been a director since December 1993 and serves on the Audit Committee. He previously served as a director from 1989 through 1992. Since 1987, Mr. Lamm has been a university professor and director of the Center for Public Policy and Contemporary issues at the University of Denver. Mr. Lamm served as the governor of the state of Colorado from 1975 until 1987.

BRUCE I. RABEN has been a director since February 1995. He serves as chairperson of the Nominating Committee and is a member of the Compensation Committee. Since February 1996, Mr. Raben has been the managing director of CIBC Wood Gundy Securities Corp. in Los Angeles. From March 1990 until January 1996, he served as the executive vice president and director of corporate finance at Jefferies & Company, Inc., an investment banking firm. He is also a director of Equity Marketing, Inc. and Terex Corporation.

                               COMPANY MANAGEMENT
                               ------------------

RETIRING DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES
-----------------------------------------------------------------

     The following table sets forth the name, age, and position with the Company for retiring directors, executive officers (other than executive officers listed as nominees), and significant employees as of July 1, 1997:


     Name                                Age  Position
     ----                                ---  --------

     Yoram Curiel                         56  Director and Director of
                                              Technology

     Edward Dietrich                      45  Senior Vice President - Sales;
                                              President and Chief Operating
                                              Officer of Optical Security
                                              Industries, Inc.

     Catherine M. Gotwalt                 41  Secretary

     Gerald A. Melfi                      47  Chief Accounting and Principal
                                              Financial Officer and Treasurer

     Mark T. Turnage                      37  President, Chief Operating
                                              Officer; Managing Director of
                                              Optical Security Industries
                                              International, Plc

     Frank M. Vrechek                     53  Executive Vice President

YORAM CURIEL has been a director since August 1988. He is not standing for reelection as a director. He currently serves as director of technology. Previously, Mr. Curiel served as the Company's chief technology officer, chief executive officer, president, and vice president of product development. Mr. Curiel is the Company's founder, and he developed the Company's tamper-evident packaging and document security technology. He is also the president and a director of a private company involved in the development of new technologies.

EDWARD DIETRICH assumed the duties of president and chief operating officer of the Company's subsidiary, Optical Security Industries, Inc. ("OpSec U.S."), effective July 1, 1997. He also serves as senior vice president of sales. From August 1994, until October 1996, Mr. Dietrich served as vice president-sales of OpSec U.S. Mr. Dietrich was employed with American Bank Note Holographics, Inc. from February 1992 until August 1994 as the director of sales and marketing/government markets.

CATHERINE M. GOTWALT serves as the corporate secretary. She has served in this capacity since 1989.

GERALD A. MELFI serves as the Company's chief accounting and principal financial officer and treasurer. Mr. Melfi also is employed as the chief financial officer for Bard & Co., Inc., a diversified investment management company.

MARK T. TURNAGE assumed the duties of president and chief operating officer effective July 1, 1997. He also serves as managing director of Optical Securities Industries International, Plc. From October 1996, until July 1, 1997, he served as vice president. From July 1994 until November 1995, Mr.
Turnage served as vice president-corporate affairs.   From 1991 to 1994, Mr.
Turnage practiced law with the firm of Davis, Graham & Stubbs in Denver, Colorado.

FRANK M. VRECHEK has served as executive vice president since October 23, 1996. From July, 1996, to October 23, 1996, he served as senior vice president. From 1979 until its sale in 1995, Mr. Vrechek owned and operated a private company which supplied premium products for United States consumer sales promotion markets.

CORPORATE GOVERNANCE
--------------------

     The board of directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interest of the share holders. Directors of the Company serve in such capacity until the next annual meeting of the shareholders. The board of directors met four times during the fiscal year ended March 31, 1997. Except for Mr. Lamm and Mr. John Tipton, who resigned from the board of directors on March 17, 1997, each incumbent director attended at least 75% of the board of directors' meetings. Except for Mr. Tipton, each incumbent director attended at least 75% of the committee meetings on which he served.

     The Company had a Compensation, Audit, and Nominating Committee during the year ended March 31, 1997. Committee members are appointed to serve until the next annual meeting of directors or until their successors are duly appointed. The following table sets forth the names of the committee members as of June 20, 1997, and their term on the committee.

     Audit Committee                 Term
     ---------------                 ----

     J. R. Holland, Jr., Chairman    Since December 15, 1994
     Martin T. Hart                  Since December 15, 1994
     Richard Lamm                    Since December 15, 1994

     Compensation Committee          Term
     ----------------------          ----

     Martin T. Hart, Chairman        Since December 15, 1994
     Bruce Raben                     Since November 28, 1995

     Nominating Committee            Term
     --------------------            ----

     Bruce Raben, Chairman           Since October 23, 1996
     Martin T. Hart                  Since October 23, 1996
     J. R. Holland, Jr.              Since October 23, 1996

     The Compensation Committee is responsible for establishing and reviewing policies governing salaries, bonuses, incentive compensation and the terms and conditions of employment of senior executives and other key employees. In addition, the Compensation Committee is responsible for oversight of the Company's stock option plans. The Compensation Committee receives recommendations from management and brings its recommendations to the full board of directors.

     The Compensation Committee met once during the fiscal year ended March 31, 1997. None of the Compensation Committee members are executive officers of the Company, and no executive officers of the Company participated in deliberations of the Company's board of directors concerning executive officer compensation.

     The Audit Committee confers with the Company's independent accountants to review the plan and scope of their proposed Company audit as well as their findings and recommendations upon completion of the audit. The Audit Committee met once during the fiscal year ended March 31, 1997.

     The Nominating Committee was newly formed in October 1996, and did not meet during the fiscal year ended March 31, 1997. The nomination committee selects the nominees for election to the board of directors at the annual meeting of shareholders. The nominating committee will consider recommendations for nominations from the shareholders. Recommendations for nominations should be addressed to the Company, Attn: Nominating Committee, at the address provided on the first page of this proxy statement and must be received by the Company no later than April 20, 1998.

     During the year ended March 31, 1997, no director of the Company was also an executive officer of another entity which had an executive officer of the Company serving as a director of such entity, or as a member of the compensation committee of such entity.

     There are no family relationships among the Company's directors or executive officers. The Company's officers serve at the discretion of the Company's board of directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

     The Company believes that, other than as disclosed below, during the fiscal year ended March 31, 1997, its directors, officers and greater than 10% beneficial owners have complied with all filing requirements under Section 16(a) of the Exchange Act.

     Mr. Holland failed to timely file one report, reporting the acquisition of stock options. Hunt Capital Group, L.L.C. failed to timely file one report, reporting the conversion of Series B Preferred Stock for shares of common stock.

EXECUTIVE COMPENSATION
----------------------

     The following tables set forth in summary form the compensation received during each of the Company's last three completed fiscal years by the chief executive officer of the company (such officer referred to as the "Named Executive Officer"). During the fiscal year ended March 31, 1997, no other executive officer received in salary and bonus an amount exceeding $100,000. All reference to shares of common stock and stock prices have been adjusted to reflect the five-to-one reverse stock split effective February 28, 1995.

                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation              Long-Term Compensation
                              ----------------------------         ----------------------
                                                                          Awards
                                                                          ------           All Other
                              Fiscal                               Options                  Compen-
Name                           Year      Salary      Bonus         Granted                  sation
----                          ------    --------     -----         -------                  ------

Richard H. Bard                 1997    $150,000        -          342,878                       -
Chief Executive Officer         1996    $125,000        -          300,000                       -
since 9/17/93 and               1995    $125,000        -          300,000                $121,250(1)
President from 4/1/94
to 7/1/97

___________________

(1) This amount represents a grant of options to purchase 100,000 shares of common stock under the Nonqualified Stock Option Plan at an exercise price of $2.85 per share (70% of market value at time of issue). Compensation was recognized for the difference between the exercise price and the market value at the time of grant.


STOCK OPTIONS
-------------

     The following table sets forth information concerning stock options granted during the fiscal year ended March 31, 1997, to the Named Executive Officer. Each option represents the right to purchase one share of the Company's common stock.

                      OPTIONS GRANTED IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                       % of Total
                          Number of    Options
                          Securities   Granted to    Exercise
                          Underlying   Employees     or Base
                           Options     in Fiscal     Price      Expiration
Name                       Granted        Year       ($/Sh)     Date
----                      -----------  ----------    --------   ----------

Richard H. Bard            105,614(1)         13%       $6.00     10/22/01
                            90,264(1)         11%       $6.50     12/16/01
                           147,000(1)         10%       $7.63     03/26/02

___________________

(1) Issued under the Nonqualified Stock Option Plan. The options vested on October 23, 1996, December 17, 1996 and March 27, 1997.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended March 31, 1997, for each Named Executive Officer and the fiscal year-end value of all unexercised in-the-money options (regardless of when granted) held by such person.

                AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION/VALUES

                                                                       Value of
                                                                       Unexercised
                 Number of                          Number of          In-the-Money
                 Shares Acquired    Dollar Value    Unexercised        Options at
    Name         On Exercise        Realized        Options            Fiscal Year End
    ----         ---------------    ------------    --------------     -------------------
                                                    Exercisable/       Exercisable/
                                                    Unexercisable      Unexercisable
Richard H. Bard               -              -      976,212/66,666     $2,384,859/$211,331



LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

     There were no awards made to the Named Executive Officer under any long-term incentive plans.

REPRICED OPTIONS

     In the fiscal year ended March 31, 1997, there were no actions taken regarding the repricing of options relating to Executive Officer Compensation.

EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS

     The Company does not have a defined benefit, pension plan, profit sharing or other retirement plan.

COMPENSATION OF DIRECTORS

     Standard Arrangements.  Effective July 1, 1997, outside directors are
     ---------------------
entitled to receive a director's fee of $1,000 per attendance at all regular meetings of the board of directors. Additionally, directors serving on committees are entitled to receive a fee of $500 per attendance at each regularly scheduled committee meeting.

       Other Arrangements.  During the year ended March 31, 1997, the Company
       ------------------
granted stock options to three non-officer directors under the Company's Nonqualified Stock Option Plan, as follows:


                    OPTIONS GRANTED TO NON-OFFICER DIRECTORS
                      IN FISCAL YEAR ENDED MARCH 31, 1997

                     Number of            Market Price
                     Options    Exercise  on Date of    Expiration
Name                 Granted    Price     Grant         Date
----                 ---------  --------  ------------  ----------

Martin T. Hart          15,000     $6.00         $5.62    10/22/01
J.R. Holland, Jr.       15,000     $6.00         $5.62    10/22/01
Bruce I. Raben          15,000     $6.00         $5.62    10/22/01


EMPLOYMENT CONTRACTS

     Mr. Richard H. Bard, the Company's chief executive officer and president, is in the second year of a three-year employment contract. Mr. Bard's
employment contract terminates March 31, 1999.   The employment contract
provides for a salary of $150,000 for the first year, $175,000 for the second year, and $200,000 for the third year. Mr. Bard is also entitled to bonuses in such amount as the board of directors may determine. Additionally, Mr. Bard is entitled to grants of additional options during the term of the contract in an amount sufficient to maintain Mr. Bard's percentage beneficial ownership of the Company's common stock as of December 31, 1995, less common stock Mr. Bard sells or otherwise disposes of after that date. If the Company is sold or merged into another company prior to March 31, 2000, Mr. Bard is entitled to a stock bonus of 250,000 shares of common stock. In addition to benefits available generally to other Company employees, Mr. Bard is entitled to a $500 per month automobile allowance and reimbursement of expenses incurred on behalf of the Company. If the Company terminates Mr. Bard's employment prior to the expiration of the contract, Mr. Bard is entitled to a buyout at 150% of the value of the contract
at the time of termination.   During the fiscal year ended March 31, 1997, no
bonus was granted to Mr. Bard; however, pursuant to the terms of his employment contract, Mr. Bard was issued options to purchase a total of 342,878 shares of common stock. [See EXECUTIVE COMPENSATION -Stock Options.]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     The following outlines certain relationships and related transactions during the fiscal years ended March 31, 1997, and March 31, 1996.

     Effective March 27, 1997, the Company completed a private offering of 526,899 shares of common stock. The purchase price of such shares was $6.00 per share. The purchasers of the shares were granted certain registration rights. In the offering, Mr. Bard and Mr. Lamm together with his spouse, purchased 16,866 and 12,000 shares of common stock for a purchase price of $101,200 and $72,000, respectively.

     On December 16, 1996, the Company completed the purchase of all the shares of OpSec Pasternak & Partner GmbH ("OP&P"), a European distributor of value-added packaging and point-of-sale material, including lenticular and holographic products, authentication products, and security materials. The purchase was effective as of November 1, 1996. Such shares were held by Ms. Gudrun Pasternak and Mr. Hans M. Andresen. The purchase price for the stock was approximately U.S. $5,000,000 payable U.S. $1,200,000 in cash, promissory notes aggregating U.S. $1,000,000, and the issuance of 466,668 unregistered shares of the Company's common stock, valued for the purposes of the transaction at $2,800,000. In addition, in connection with the acquisition, Ms. Pasternak and Mr. Andresen entered into three-year employment agreements with OP&P. Such agreements provide for an annual salary of DM 100.000, from November 1, 1996, through October 31, 1997, DM 150.000 from November 1, 1997, through October 31, 1998, and DM 200.000 from

November 1, 1998, through October 31, 1999 (approximately, U.S. $58,000, $87,000, and $116,000 based on the current exchange rate) for each Ms. Pasternak and Mr. Andresen.

     On June 29, 1994, pursuant to investment agreements with the Company, Hunt Capital Group, L.L.C. ("Hunt") and Mr. Bard, loaned the Company $750,000 and $500,000, respectively. Such loans were reflected by convertible promissory notes (the "Notes") due July 1, 2001. The Notes were secured by a pledge of the stock of OpSec International and the Company's patents (the "Note Security"). Hunt also purchased 246,914 shares of common stock and a warrant to purchase an additional 200,000 shares of common stock at an exercise price of $5.00 per share for a purchase price of $1,000,000. Mr. Bard also purchased 53,087 shares of common stock and a warrant to purchase an additional 43,000 shares of common stock at an exercise price of $5.00 per share for a purchase price of $215,000.

     Effective July 1, 1995, the Notes were canceled and Note Security terminated in exchange for the issuance of 240,000 and 160,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Shares"). (Such exchange hereinafter referred to as the "First Exchange.") The Series A Shares were entitled to quarterly dividends beginning with the quarter ended September 30, 1996. The dividend rate was on a sliding scale beginning at a rate of 14.60%, increasing 2% a year for the next four years, and 3% a year thereafter. The Series A Shares were convertible into stock of the Company at the rate of one share of common stock for one Series A Share. In connection with the First Exchange, Hunt and Mr. Bard were given options to exchange their Series A Shares for stock in two of the Company's subsidiaries in the event the Company failed to pay dividends on the Series A Shares. The dividend also was guaranteed by one of the Company's subsidiaries.

     Effective March 26, 1996, Hunt and Mr. Bard exchanged their Series A Shares for 1,440 and 960 Series B Shares, respectively (the "Second Exchange"). Pursuant to the terms of the Second Exchange, the option agreements and guaranty issued in the First Exchange were terminated.

     Effective October 1, 1996, in connection with the Company's early conversion incentive offered to all holders of the Series B Shares, Hunt and Mr. Bard converted their Series B Shares into shares of common stock. Pursuant to the incentive offer, they were issued warrants to purchase 120,000 and 80,000 shares of common stock, at an exercise price of $6.00 per share.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table sets forth, as of June 16, 1997, the number of and percentage of outstanding shares of the Company's common stock, beneficially owned by (a) all directors and nominees, naming them, (b) the named executive officer, (c) the directors and executive officers of the Company as a group, without naming them, and (d) persons or groups known by the Company to own beneficially 5% or more of the common stock:

NAME AND ADDRESS OF              AMOUNT AND NATURE OF       TITLE          PERCENT
BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP       OF CLASS       OF CLASS
-------------------              --------------------       --------       ---------

Richard H. Bard                        1,691,677/(1)/         Common           27.85%
535 16th Street, Suite 920
Denver, CO 80206

Yoram Curiel                             387,135/(2)/         Common            7.54%
535 16th Street, Suite 920
Denver, CO 80206

Martin T. Hart                           242,148/(3)/         Common            4.79%
875 Race Street
Denver, CO  80206

J.R. Holland, Jr.                      15,000/(4)(5)/         Common           00.30%
4000 Thanksgiving Tower
1601 Elm Street
Dallas, TX  75201

Hunt Capital Group, L.L.C.            838,929/(5)(6)/         Common           15.85%
4000 Thanksgiving Tower
1601 Elm Street
Dallas, TX  75201

Richard D. Lamm                           71,583/(7)/         Common            1.43%
c/o University of Denver
2301 S. Gaylord St., 2nd Fl
Denver, CO  80208

Gudrun Pasternak/                        466,668/(8)/         Common            9.38%
Hans M. Andresen
Bismarckstrasse 120
Krefeld, Germany

Philena Enterprises, Inc./               299,134/(9)/         Common            8.60%
Mark Bar
P. O. Box 6246
Denver, CO  80206

Bruce I. Raben                           58,346/(10)/         Common            1.16%
1995 Avenue of the States
Suite 2340
Los Angeles, CA 90067

All executive officers
and directors as a group
(11 persons)                            2,599,035(11)         Common           39.85%
_______________________

(1) Includes 150,000 shares held by Richard H. Bard, IRA, and 20,000 shares held as custodian for a minor child. In addition, includes the right to acquire, currently or within 60 days, 1,099,212 shares of common stock.

(2) Includes 15,534 shares held by Mr. Curiel's spouse and 65,392 shares held by Dynagroup International, Inc., an affiliate of Mr. Curiel. In addition, includes the right to acquire, currently or within 60 days, 163,334 shares of common stock.

(3) Includes the right to acquire, currently or within 60 days, 79,000 shares of common stock.

(4) Includes the right to acquire, currently or within 60 days, 15,000 shares of common stock.

(5) Mr. Holland is the manager and president of Hunt Capital Group, L.L.C. Mr. Holland has no ownership interest in Hunt Capital Group, L.L.C. and disclaims beneficial ownership of the shares held by Hunt Capital Group, L.L.C.

(6) Includes the right to acquire, currently or within 60 days, 320,000 shares of common stock.

(7) Includes 9,470 shares held as trustee for his children and 10,000 shares held by his spouse. In addition, includes the right to acquire, currently or within 60 days, 25,000 shares of common stock.

(8) Gudrun Pasternak and Hans M. Andresen are husband and wife and each own 233,334 shares of common stock. Ms. Pasternak disclaims beneficial ownership of the shares held by Mr. Andresen. Mr. Andresen disclaims beneficial ownership of the shares held by Ms. Pasternak.

(9) Mr. Bar is the president of Philena Enterprises, Inc. and for purposes of calculating the percentage of beneficial owner, the shares held by Philena Enterprises, Inc. and Mr. Bar have been aggregated.

(10) Includes 6,000 shares held by Mr. Raben's spouse. Mr. Raben disclaims any beneficial interest in these shares. In addition, includes the right to acquire, currently or within 60 days, 40,000 shares of common stock.

(11) Includes the right to acquire, currently or within 60 Days 1,548,045 shares of common stock.


     As of June 4, 1997, the Company also had outstanding 1,793 Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock ("Series B Shares"). The holders of the Series B Shares are entitled to one vote for each share of common stock issuable upon conversion of the Series B Shares on all matters to which holders of the common stock are entitled to vote. In addition, under Colorado law, the holders are entitled to vote on certain matters, including matters effecting the rights of the Series B Shares, as a class. No director or executive officer owns beneficially any Series B Shares. The following table sets forth the number of and percentage of outstanding Series B Shares beneficially owned by any person or groups known to the Company to own beneficially 5% or more of the Series B Shares.


NAME AND ADDRESS OF          AMOUNT AND NATURE OF    TITLE        PERCENT
BENEFICIAL OWNER             BENEFICIAL OWNERSHIP    OF CLASS     OF CLASS
-------------------          --------------------    ---------    ---------
Bank J. Vontobel & Co. AG             115            Series B          6.41%
Bahnhof STR 3                                        Preferred
8022 Zurich
SWITZERLAND


              PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG
                    AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

          The board of directors has selected Ernst & Young LLP, independent certified public accountants, to audit the books and records of the Company for fiscal year ending March 31, 1998. A representative of Ernst & Young LLP is not expected to be present at the shareholders meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
                   ------------------------------------------

     The Company's Annual Report on Form 10-KSB for the year ended March 31, 1997, will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the secretary of the Company at the address provided on the first page of this proxy statement.


                             SHAREHOLDER PROPOSALS
                             ---------------------

     Any shareholder proposal which may properly be included in the proxy solicitation material for the 1998 annual meeting of shareholders must be received by the secretary of the Company no later than April 20, 1998.